PROSPECTUS                                                          July 1, 1996
As Revised, February 28, 1997

                        THE INFINITY MUTUAL FUNDS, INC.
                                AMERISTAR FUNDS
                          PRIME MONEY MARKET PORTFOLIO
                      U.S. TREASURY MONEY MARKET PORTFOLIO
                                  TRUST SHARES

--------------------------------------------------------------------------------

    The Infinity Mutual Funds, Inc. (the "Fund") is an open-end, management investment company, known as a series fund. By this Prospectus, the Fund is offering Trust Shares of two diversified money market portfolios (the "Portfolios"), that seek to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

- The PRIME MONEY MARKET PORTFOLIO will invest in short-term money market instruments consisting of securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, bank obligations, repurchase agreements, commercial paper and other corporate obligations.

- The U.S. TREASURY MONEY MARKET PORTFOLIO will invest only in U.S. Treasury securities and in other securities guaranteed as to principal and interest by the U.S. Government, and repurchase agreements in respect thereof.

    AN INVESTMENT IN A PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT EACH PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

    Each Portfolio's investment adviser is First American National Bank (the "Adviser").

    BISYS Fund Services Limited Partnership ("BISYS") serves as each Portfolio's administrator and distributor.

    Trust Shares are offered without a sales charge and are sold only to clients of the Adviser for their qualified trust, custody and/or agency accounts and to clients of the Adviser's affiliated and correspondent banks and certain other affiliated and non-affiliated institutions for their similar accounts maintained at such affiliates or institutions. These accounts are referred to herein as "Fiduciary Accounts."

    Another class of shares--the Investor Shares--are offered by a separate prospectus to individuals and are not offered hereby. The Trust Shares and Investor Shares are identical, except as to the services offered to each class and the expenses borne by each class which may affect performance. Investors desiring to obtain information about Investor Shares should ask their sales representative or call 1-800-852-0045.

    PORTFOLIO SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, THE ADVISER OR ANY OTHER BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. PORTFOLIO SHARES INVOLVE CERTAIN RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                                ----------------

    This Prospectus sets forth concisely information about the Fund and the Portfolios that an investor should know before investing. It should be read and retained for future reference.

    The Statement of Additional Information, dated July 1, 1996, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund and Portfolios. For a free copy of the Statement of Additional Information, write to the Fund at 3435 Stelzer Road, Columbus, Ohio 43219-3035, or call 1-800-852-0045.
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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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
                               TABLE OF CONTENTS

                                                                                     PAGE
                                                                                     -----
Annual Operating Expenses.......................................................           3
Description of the Portfolios...................................................           4
Management of the Portfolios....................................................           6
How to Buy Shares...............................................................           8
How to Redeem Shares............................................................           9
Exchange Privilege..............................................................           9
Dividends, Distributions and Taxes..............................................          10
Yield Information...............................................................          12
General Information.............................................................          12
Appendix........................................................................         A-1

DISTRIBUTED BY:                          INVESTMENT ADVISER:

BISYS Fund Services Limited Partnership  First American National Bank
3435 Stelzer Road                        315 Deaderick Street
Columbus, Ohio 43219-3035                Nashville, Tennessee 37237

For information about opening an account and other Fund services call:
                            (800) 824-3741
 To execute purchases, redemptions and exchanges and for information about the
              status of your acount call: (800) 852-0045

                           ANNUAL OPERATING EXPENSES
                 (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                                                                                PRIME       U.S. TREASURY
                                                                                              PORTFOLIO       PORTFOLIO
                                                                                           ---------------  -------------
                                                                                                TRUST           TRUST
                                                                                               SHARES          SHARES
                                                                                           ---------------  -------------
Management Fees..........................................................................          .25%            .25%
Other Expenses...........................................................................          .40%            .27%
Total Portfolio Operating Expenses*......................................................          .65%            .52%

EXAMPLE:
  An investor would pay the following expenses on a $1,000 investment, assuming (1) 5%
  annual return and (2) redemption at the end of each time period:
         1 Year..........................................................................     $       7       $       5
         3 Years.........................................................................     $      21       $      16

--------------------------------------------------------------------------------

    THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, EACH PORTFOLIO'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
--------------------------------------------------------------------------------

    The purpose of the foregoing table is to assist investors in understanding the costs and expenses borne by a Portfolio, the payment of which will reduce investors' annual return. Other Expenses are based on estimated amounts for the current fiscal year. For a further description of the various costs and expenses incurred in a Portfolio's operation, as well as expense reimbursement or waiver arrangements, see "Management of the Portfolios."

------------
* The Adviser, its affiliates and certain other institutions may charge their clients customary account and account transaction fees, which are not Fund related, with respect to accounts through which or for which Portfolio shares are purchased or redeemed; such fees are not reflected in the foregoing table.

                         DESCRIPTION OF THE PORTFOLIOS

INVESTMENT OBJECTIVES

    Each Portfolio seeks to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. Each Portfolio's investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such Portfolio's outstanding voting shares. There can be no assurance that each Portfolio's investment objective will be achieved. Securities in which each Portfolio will invest may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value.

MANAGEMENT POLICIES

    Each Portfolio seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, each Portfolio uses the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the 1940 Act, which includes various maturity, quality and diversification requirements, certain of which are summarized below.

In accordance with Rule 2a-7, each Portfolio is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less and invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Fund's Board of Directors to present minimal credit risks and, with respect to the Prime Portfolio, which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations ("NRSRO") (or one NRSRO if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Fund's Board of Directors. The NRSROs currently rating instruments of the type the Prime Portfolio may purchase are Moody's Investors Service, Inc., Standard & Poor's Ratings Group, Duff & Phelps Credit Rating Co., Fitch Investors Service, L.P., IBCA Limited and IBCA Inc. and Thomson BankWatch, Inc. and their rating criteria are described in the "Appendix" to the Statement of Additional Information. For further information regarding the amortized cost method of valuing securities, see "Determination of Net Asset Value" in the Statement of Additional Information. There can be no assurance that the Portfolios will be able to maintain a stable net asset value of $1.00 per share.

PRIME PORTFOLIO--The Prime Portfolio will invest in U.S. dollar denominated short-term money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, loan participation agreements, guaranteed investment contracts, municipal obligations, repurchase agreements, and high quality domestic and foreign commercial paper and other high quality short-term corporate obligations, such as floating or variable rate U.S. dollar denominated demand notes and bonds. The Prime Portfolio will invest in U.S. dollar denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities. The Prime Portfolio will not invest more than 35% of the value of its total assets in foreign securities. See "Appendix--Portfolio Securities." The Prime Portfolio also may lend its portfolio securities, enter into reverse repurchase agreements and purchase restricted securities pursuant to Rule 144A under the Securities Act of 1933, as amended. See "Appendix--Investment Practices." During normal market conditions, at least 25% of the Prime Portfolio's total assets will be invested in domestic and/or foreign bank obligations. See "Risk Factors Related to the Prime Portfolio" below.

U.S. TREASURY PORTFOLIO--The U.S. Treasury Portfolio will invest, as a fundamental policy, at least 65% of the value of its total assets in U.S. Treasury securities and repurchase agreements in respect thereof. The remainder of its assets may be invested in other securities guaranteed as to principal and interest by the U.S. Government and repurchase agreements in respect thereof. See "Appendix--Portfolio Securities." The U.S. Treasury Portfolio also may lend its portfolio securities, enter into reverse repurchase agreements and purchase restricted securities pursuant to Rule 144A under the Securities Act of 1933, as amended. See "Appendix--Investment Practices."

Instruments which are issued or guaranteed as to principal and interest by the U.S. Government constitute direct obligations of the United States of America. The U.S. Treasury Portfolio will not invest in securities issued or guaranteed by U.S. Government agencies, instrumentalities or government-sponsored enterprises that are not backed by the full faith and credit of the United States. Dividends and distributions paid by the U.S. Treasury Portfolio that are attributable to interest from direct obligations of the United States currently are not subject to personal income tax in most states. However, dividends and distributions attributable to interest from repurchase agreements may be subject to state tax.

RISK FACTORS RELATING TO THE PRIME PORTFOLIO--To the extent the Prime Portfolio's investments are concentrated in the banking industry, it will have correspondingly greater exposure to the risk factors which are characteristic of such investments. Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. In addition, the value of and the investment return on the Prime Portfolio's shares will be affected by economic or regulatory developments in or related to the banking industry, and competition within the banking industry as well as with other types of financial institutions. The Prime Portfolio, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of high quality.

Since the Prime Portfolio may invest in securities issued by foreign governments and any of their political subdivisions, agencies or instrumentalities, and by foreign branches and foreign subsidiaries of domestic banks, domestic and foreign branches of foreign banks, and commercial paper issued by foreign issuers, it may be subject to additional investment risks with respect to those securities that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible adverse political and economic developments, seizure or nationalization of foreign deposits, or the adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on these securities to investors located outside the country of the issuer.

OTHER INVESTMENT CONSIDERATIONS--Each Portfolio will attempt to increase yields by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover but should not adversely affect the Portfolios since each Portfolio usually will not pay brokerage commissions on purchases of short-term debt obligations. The value of the securities held by a Portfolio will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security is held to maturity, no gain or loss will be realized. The value of U.S. Treasury securities also will be affected by the supply and demand, as well as the perceived supply and demand, for such securities.

Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, each Portfolio that invests in such securities may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Investment decisions for each Portfolio are made independently from those of the Fund's other portfolios and other investment companies or accounts managed by the Adviser or Sub-Adviser. However, if such other entities desire to invest in, or dispose of, the same securities as a Portfolio, available investments or opportunities for sales will be allocated equitably to each of them. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Portfolio or the price paid or received by the Portfolio.

                          MANAGEMENT OF THE PORTFOLIOS

BOARD OF DIRECTORS

The business affairs of the Fund are managed under the general supervision of its Board of Directors. The Statement of Additional Information contains the name and general business experience of each Director.

INVESTMENT ADVISER

First American National Bank, located at First American Center, 315 Deaderick Street, Nashville, Tennessee 37237, serves as each Portfolio's investment adviser. The Adviser is a wholly-owned subsidiary of First American Corporation, a registered bank holding company having assets as of September 30, 1996 of approximately $10.3 billion. First American National Bank provides personal trust, estate, employee benefit trust, corporate trust and custody services to over 3,000 individual and business clients and investment advisory services. The Adviser, and its affiliates, as of September 30, 1996, had approximately $5.2 billion under trust and approximately $3 billion under management.

The Adviser and its affiliates deal, trade and invest for their own accounts and for the accounts of clients which they manage in the types of securities in which the Portfolios may invest and may have deposit, loan and commercial banking relationships with issuers of securities purchased by the Prime Portfolio. The Adviser has informed the Fund that in making its investment decisions it does not obtain or use material inside information in its or its affiliates' possession.

The Adviser supervises and assists in the management of each Portfolio's affairs under an Investment Advisory Agreement between the Adviser and the Fund, subject to the authority of the Fund's Board of Directors in accordance with Maryland law. All activities of the Adviser are conducted by persons who are also officers of one or more of the Adviser's affiliates.

The Adviser has engaged Barnett Capital Advisors, Inc. (the "Sub-Adviser"), located at 9000 Southside Boulevard, Building 100, Jacksonville, Florida 32256, to provide the day-to-day management of the Prime Portfolio's investments.

Under the terms of the Investment Advisory Agreement, the Fund has agreed to pay the Adviser a monthly fee at the annual rate of .25 of 1% of the value of each Portfolio's average daily net assets less, in the case of the Prime Portfolio, any amount payable by the Fund to the Sub-Adviser. Pursuant to the Sub-Investment Advisory Agreement among the Fund, the Adviser and the Sub-Adviser, the Fund has agreed to pay the Sub-Adviser, a monthly fee at the annual rate of .15 of 1% of the value of the Prime Portfolio's average daily net assets. For the fiscal year ended December 31, 1996, the Fund paid the Adviser a monthly fee at the annual rate of .10 of 1% of the value of the Prime Portfolio's and .25 of 1% of the value of the U.S. Treasury Portfolio's average daily net assets. For such year, the Fund paid the Sub-Adviser at the annual rate of .15 of 1% of the value of the Prime Portfolio's average daily net assets.

From time to time, the Adviser and/or the Sub-Adviser may waive receipt of their respective fees and/or voluntarily assume certain expenses of a Portfolio, which would have the effect of lowering the expense ratio of that Portfolio and increasing yield to its investors. The Portfolio will not pay the Adviser and/or the Sub-Adviser at a later time for any amounts that may be waived, nor will the Portfolio reimburse the Adviser and/or the Sub-Adviser for any amounts that may be assumed.

ADMINISTRATOR AND DISTRIBUTOR

BISYS Fund Services Limited Partnership, located at 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as each Portfolio's administrator and distributor. BISYS currently provides administrative services or sub-administrative services to, and distributes the shares of, other investment companies with over $80 billion in assets. BISYS is a wholly-owned subsidiary of The BISYS Group, Inc.

Under its Administration Agreement with the Fund, BISYS generally assists in all aspects of the Fund's operations, other than providing investment advice, subject to the overall authority of the Fund's Board of Directors in accordance with Maryland law. In connection therewith, BISYS provides the Fund with office facilities, personnel, and certain clerical and bookkeeping services (e.g., preparation of reports to shareholders and the Securities and Exchange Commission and filing of Federal, state and local income tax returns) that are not being furnished by The Bank of New York, the Fund's Custodian.

For the fiscal year ended December 31, 1996, the Fund paid BISYS a monthly administration fee at the annual rate of .10 of 1% of the value of each Portfolio's average daily net assets.

As distributor, BISYS makes a continuous offering of each Portfolio's shares and bears the costs and expenses of printing and distributing to prospective investors copies of any prospectuses, statements of additional information and annual and interim reports of each Portfolio (after such items have been prepared and set in type by the Fund) which are used in connection with the offering of shares, and the costs and expenses of preparing, printing and distributing any other literature used by BISYS in connection with the offering of such Portfolio's shares for sale to the public. Under a shareholder services plan adopted by the Fund's Board of Directors, the Fund pays BISYS for the provision of certain services to the holders of Investor Shares at an annual rate of .25 of 1% of the value of each Portfolio's average daily net assets represented by Investor Shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a Portfolio and providing reports and other information, and services related to the maintenance of such shareholder accounts.

CUSTODIAN AND TRANSFER AGENT

The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's Custodian. BISYS Fund Services Ohio, Inc., an affiliate of BISYS, located at 3435 Stelzer Road, Columbus, Ohio 43219-3035, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent").

EXPENSES

All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by others. The expenses borne by the Fund include: organizational costs, taxes, interest, brokerage fees and commissions, if any, fees of Directors who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Adviser, Sub-Adviser or BISYS, or any of their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory and administration fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, auditing and legal expenses, costs of maintaining corporate existence, costs of independent pricing services, costs of calculating the net asset value of each Portfolio's shares, costs of shareholders' reports and corporate meetings, costs of preparing and printing certain prospectuses and statements of additional information, and any extraordinary expenses. Expenses attributable to a particular Portfolio are charged against the assets of that Portfolio; other expenses of the Fund are allocated among the Portfolios on the basis determined by the Board of Directors, including, but not limited to, proportionately in relation to the net assets of each Portfolio.

                               HOW TO BUY SHARES

GENERAL

Orders for purchases of Trust Shares may be placed only for clients of the Adviser, its affiliated and correspondent banks and other affiliated and non-affiliated institutions (collectively, "Institutions") for their Fiduciary Accounts maintained at such Institutions. When purchasing Portfolio shares, the investor must specify the Portfolio being purchased and that the purchase is for Trust Shares. Institutions may receive different levels of compensation for selling different classes of Portfolio shares. Stock certificates will not be issued. The Fund reserves the right to reject any purchase order.

The minimum initial investment for each Portfolio is $100,000, with no subsequent minimum investment. The Institution through which Trust Shares are purchased may impose initial or subsequent investment minimums which are higher or lower than those specified above and may impose different minimums for different types of accounts or purchase arrangements.

Investors may purchase Portfolio shares through procedures established by their Institution and an investor should contact such entity directly for appropriate instructions, as well as for information about conditions pertaining to the account and any related fees. The investor's Institution will transmit an investor's payment to the Fund and will supply the Fund with the required information. It is the Institution's responsibility to transmit the order properly on a timely basis.

Shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received by the Transfer Agent. See "Terms of Purchase" below. Prior to receipt of Federal Funds, the investor's money will not be invested.

TERMS OF PURCHASE

If an order for Trust Shares is received by the Transfer Agent by 2:00 p.m., Eastern time, on a business day (which, as used herein, shall include each day the New York Stock Exchange is open for business, except Martin Luther King, Jr. Day, Columbia Day and Veterans' Day), shares will be purchased as of 2:00 p.m., Eastern time, on such business day if payment is received in, or converted into, Federal Funds by 4:00 p.m., Eastern time, by the Transfer Agent on that day. If a purchase order for Trust Shares is received after 2:00 p.m., Eastern time, or if payment in Federal Funds is not received by 4:00 p.m., Eastern time, shares will be purchased as of 2:00 p.m., Eastern time, on the business day on which Federal Funds are available. The New York Stock Exchange currently is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It is the Institution's responsibility to transmit orders so that they will be received by the Transfer Agent in time to receive the next determined net asset value as described above.

Each Portfolio's net asset value per share is determined as of 2:00 p.m., Eastern time, on each business day, except on days where there are not sufficient changes in the value of a Portfolio's investment securities to materially affect the Porfolio's net asset value and no purchase orders or redemption requests have been received. Net asset value per Trust Share is computed by dividing the value of the Portfolio's net assets attributable to Trust Shares (i.e., the value of its assets less liabilities) by the total number of Trust Shares of such Portfolio outstanding. See "Determination of Net Asset Value" in the Statement of Additional Information.

Federal regulations require that an investor provide a certified Taxpayer Identification Number ("TIN") upon opening or reopening an account. See "Dividends, Distributions and Taxes" for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject the investor to a $50 penalty imposed by the Internal Revenue Service ("IRS").

                              HOW TO REDEEM SHARES

An investor may redeem Trust Shares by following the instructions pertaining to the investor's Fiduciary Account provided by the Institution at which such account is maintained. It is the responsibility of the investor's Institution to transmit the redemption request to the Transfer Agent and credit the investor's Fiduciary Account with the redemption proceeds on a timely basis.

When a request is received in proper form, the Fund will redeem the shares at the next determined net asset value. If a request for redemption is received in proper form by the Transfer Agent prior to 2:00 p.m., Eastern time, on a business day, the proceeds of the redemption, if transfer by wire is requested, ordinarily will be made in Federal Funds wired to the investor's account at his or her Institution on the same day. To allow the Adviser to most effectively manage each Portfolio, investors are urged to initiate redemptions of shares as early in the day as possible and to notify the Transfer Agent at least one day in advance of redemptions in excess of $1 million. The Fund reserves the right to wire redemption proceeds up to seven days after receiving the redemption order if an earlier payment could adversely affect the Fund. In making redemption requests the names of the registered shareholders and their account numbers must be supplied.

The Fund imposes no charges when shares are redeemed. An investor's Institution may charge their clients a fee for effecting redemptions of Portfolio shares. The value of Portfolio shares redeemed may be more or less than their original cost, depending upon the Portfolio's then-current net asset value.

The Fund reserves the right to redeem an investor's account at its option upon not less than 45 days' written notice if the net asset value of the investor's account is $500 or less, for reasons other than market conditions, and remains so during the notice period.

The Transfer Agent is authorized to act on telephone instructions from any person representing himself or herself to be a representative of the investor's Institution and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

                               EXCHANGE PRIVILEGE

The Exchange Privilege enables an investor to purchase, in exchange for shares of a Portfolio, shares of the other Portfolio offered by this Prospectus, or shares of another AmeriStar Portfolio, to the extent such shares are offered for sale in the investor's state of residence. The Exchange Privilege may not be available to clients of certain Institutions and some Institutions may impose certain conditions on their clients which are different from those described in this Prospectus. If an investor desires to use this Privilege, the investor should consult the Institution at which the investor maintains his or her Fiduciary Account to determine if it is available and whether any conditions are imposed on its use.

To use this Privilege, an investor must give exchange instructions in accordance with the instructions pertaining to the investor's Fiduciary Account maintained at the investor's Institution. Before any exchange into a Portfolio offered by another prospectus, an investor must obtain and should review a copy of the current prospectus of the Portfolio into which the exchange is being made.

Prospectuses may be obtained from the investor's Institution or BISYS. The shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the Portfolio into which the exchange is being made.

Shares will be exchanged at the next determined net asset value. No fees currently are charged shareholders directly in connection with exchanges although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

The exchange of shares of one Portfolio for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Portfolio declares dividends from net investment income on each day that the Portfolio is open for business. Dividends usually are paid on the last calendar day of each month, and are automatically reinvested in additional Portfolio shares at net asset value or, at the investor's option, paid in cash. Each Portfolio's earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. Shares begin accruing dividends on the day the purchase order is received in proper form by the Transfer Agent, and continue to earn dividends through the day before a redemption order for such shares is processed by the Transfer Agent. Dividends paid by each class of shares of a Portfolio will be calculated at the same time and in the same manner and will be of the same amount, except that the expenses attributable solely to a class will be borne exclusively by such class. If an investor redeems all shares in his account at any time during the month, all dividends to which such investor is entitled will be paid to the investor along with the proceeds of the redemption.

If a shareholder elects to receive distributions in cash and the shareholder's distribution checks (1) are returned to the Fund marked "undeliverable" or (2) remain uncashed for six months, the shareholder's cash election will be changed automatically and future dividend and capital gains distributions will be reinvested in Portfolio shares at the net asset value determined as of the date of payment of the distribution. In addition, any such undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in Portfolio shares at the net asset value determined as of the date of cancellation.

Distributions from net realized securities gains, if any, are declared and paid once a year, but each Portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. Each investor may choose whether to receive distributions in cash or to reinvest in additional Portfolio shares at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors.

Dividends derived from interest and distributions from any net realized short-term securities gains are generally taxable to investors as ordinary income, whether received in cash or reinvested in additional Portfolio shares. Distributions from net realized long-term securities gains, if any, generally are taxable as long-term capital gains regardless of how long shareholders have held their shares and whether such distributions are received in cash or reinvested in additional Portfolio shares. Dividends and distributions may be subject to certain state and local taxes.

No dividend will qualify for the dividends-received deduction allowable to certain corporations.

Dividends paid by a Portfolio derived from net investment income and distributions from net realized short-term securities gains paid by such Portfolio to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by a Portfolio to a foreign investor generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.

Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends and distributions from net realized securities gains paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.

A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.

Notice as to the tax status of dividends and distributions is mailed annually. Investors also will receive periodic summaries of their account which will include information as to income dividends and distributions from securities gains, if any, paid during the year.

Dividends and distributions attributable to interest from direct obligations of the United States and paid by a Portfolio to individuals currently are not subject to tax in most states. Dividends and distributions attributable to interest from other securities in which the Portfolios may invest may be subject to state tax. The Fund will provide shareholders with a statement which sets forth the percentage of dividends and distributions paid by the U.S. Treasury Portfolio that is attributable to interest income from direct obligations of the United States.

Management of the Fund believes that each Portfolio qualified for the fiscal year ended December 31, 1996 as a "regulated investment company" under the Code. Each Portfolio intends to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves the Portfolio of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. Each Portfolio is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.

Each investor should consult its tax adviser regarding specific questions as to Federal, state or local taxes. In addition, investors should consult their financial and tax advisers before buying Portfolio shares to determine, among other matters, the tax consequences to them of their purchase, including the effect of selling any assets to fund such purchase.

                               YIELD INFORMATION

From time to time, each Portfolio will advertise its yield and effective yield. Both yield figures are based on historical earnings and are not intended to indicate future performance. It can be expected that these yields will fluctuate substantially. The yield of the Portfolio refers to the income generated by an investment in such Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. Each Portfolio's yield and effective yield may reflect absorbed expenses pursuant to any undertaking that may be in effect.

Yield information is useful in reviewing the Portfolio's performance, but because yields will fluctuate, under certain conditions such information may not provide a basis for comparison with domestic bank deposits, other investments which pay a fixed yield for a stated period of time, or other investment companies which may use a different method of computing yield.

Comparative performance information may be used from time to time in advertising or marketing each Portfolio's shares, including data from Lipper Analytical Services, Inc., Morningstar, Inc., Bank Rate Monitor-TM-, N. Palm Beach, Fla. 33408, IBC's Money Fund Report-TM- and other industry publications.

                              GENERAL INFORMATION

The Fund was incorporated under Maryland law on March 6, 1990, and commenced operations on August 28, 1990.

The Fund is authorized to issue 12 billion 500 million shares of Common Stock (with 750 million shares allocated to each Portfolio), par value $.001 per share. Each Portfolio's shares are classified into Trust Shares (375 million) and Investor Shares (375 million). Investor Shares, which are described in a separate prospectus, are sold through a number of institutions, including the Adviser and its affiliates, BISYS and certain Service Organizations. Each share has one vote and shareholders will vote in the aggregate and not by class except as otherwise required by law. Only holders of the Investor Shares, however, will be entitled to vote on matters submitted to shareholders pertaining to the Fund's Shareholder Services Plan.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Directors or the appointment of auditors. However, pursuant to the Fund's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Director from office or for any other purpose. Shareholders may remove a Director by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Board of Directors will call a meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of the Directors then holding office have been elected by shareholders.

The Fund is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act, and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters Fund shareholders vote together as a group; as to others they vote separately by portfolio. By this Prospectus, Trust Shares of two of the Fund's AmeriStar Portfolios are being offered--Prime Money Market Portfolio and U.S. Treasury Money Market Portfolio, each of which is a diversified money market fund. From time to time, other portfolios may be established and sold pursuant to other offering documents. Prior to January 1, 1997, the AmeriStar Portfolios were named ValueStar Portfolios.

To date, 14 portfolios have been authorized. The other portfolios are not being offered by this Prospectus. All consideration received by the Fund for shares of one of the portfolios, and all assets in which such consideration is invested, belong to that portfolio (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income and expenses attributable to one portfolio are treated separately from those of the other portfolios.

The Transfer Agent maintains a record of each investor's ownership and sends confirmations and statements of account.

Shareholder inquiries may be made by writing to the Fund at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

                                    APPENDIX

PORTFOLIO SECURITIES

To the extent set forth in this Prospectus, each Portfolio may invest in the securities described below.

U.S. TREASURY SECURITIES--Each Portfolio may invest in U.S. Treasury securities which include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

U.S. GOVERNMENT SECURITIES--In addition to U.S. Treasury securities, the Prime Portfolio and, to a limited extent, the U.S. Treasury Portfolio may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. Each Portfolio will invest in such securities only when it is satisfied that the credit risk with respect to the issuer is minimal.

ZERO COUPON AND STRIPPED SECURITIES--Each Portfolio may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The amount of the discount fluctuates with the market price of the security. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.

REPURCHASE AGREEMENTS--Each Portfolio may enter into repurchase agreements, which involve the acquisition by a Portfolio of an underlying debt instrument, subject to an obligation of the seller to repurchase, and such Portfolio to resell, the instrument at a fixed price usually not more than one week after its purchase. Certain costs may be incurred by a Portfolio in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by the Portfolio may be delayed or limited.

FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES--The Prime Portfolio may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Sub-Adviser to be of comparable quality to the other obligations in which the Prime Portfolio may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of the Prime Portfolio's assets invested in securities issued by foreign governments will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries. See "Description of the Portfolios-- Risk Factors Relating to the Prime Portfolio."

BANK OBLIGATIONS--The Prime Portfolio will invest in bank obligations (other than those issued by the Adviser or its affiliates), including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. See "Description of the Portfolios--Risk Factors Relating to the Prime Portfolio." Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE OBLIGATIONS--The Prime Portfolio may invest in commercial paper, which consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Prime Portfolio will consist only of direct obligations issued by domestic and foreign entities. The other corporate obligations in which the Prime Portfolio may invest consist of high quality, U.S. dollar denominated short-term bonds and notes (including variable amount master demand notes) issued by domestic and foreign corporations.

FLOATING AND VARIABLE RATE OBLIGATIONS--The Prime Portfolio also may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the Prime Portfolio to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Prime Portfolio, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Prime Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and, if not so rated, the Prime Portfolio may invest in them only if the Sub-Adviser, acting upon delegated authority from the Fund's Board of Directors, determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Prime Portfolio may invest. The Sub-Adviser, on behalf of the Prime Portfolio, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations held by the Portfolio. The Prime Portfolio will not invest more than 10% of the value of its net assets in floating or variable rate demand obligations as to which it cannot exercise the demand feature on not more than seven days' notice if the Sub-Adviser determines, acting upon delegated authority from, and procedures established by, the Fund's Board of Directors, that there is no secondary market available for these obligations, and in other securities that are illiquid.

NOTES--The Prime Portfolio also may purchase unsecured promissory notes ("Notes") which are not readily marketable and have not been registered under the Securities Act of 1933, provided such investments are consistent with its investment objective. The Portfolio will invest no more than 10% of its net assets in such Notes and in other securities that are illiquid.

PARTICIPATION INTERESTS AND TRUST RECEIPTS--The Prime Portfolio may purchase from financial institutions and trusts created by such institutions participation interests and trust receipts in securities in which it may invest and may enter into loan participation agreements. See "Investment Objectives and Management Policies--Portfolio Securities" in the Statement of Additional Information. A participation interest or receipt gives the Prime Portfolio an undivided interest in the security in the proportion that the Prime Portfolio's participation interest or receipt bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest with remaining maturities of 397 days or less. If the instrument is unrated, or has been given a rating below that which is permissible for purchase by the Prime Portfolio, the instrument will be backed by an irrevocable letter of credit or guarantee of a bank or other entity the debt securities of which are rated high quality, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated instrument, the Sub-Adviser, acting upon delegated authority from the Fund's Board of Directors, must have determined that the instrument is of comparable quality to those instruments in which the Prime Portfolio may invest. Participation interests or trust receipts with a rating below high quality that are backed by an irrevocable letter of credit or guarantee as described above will be purchased only if the Sub-Adviser, acting as described above, determines after an analysis of, among other factors, the creditworthiness of the guarantor that such instrument is high quality, and if the rating agency did not include the letter of credit or guarantee in its determination of the instrument's rating. If the rating of a participation interest or trust receipt is reduced subsequent to its purchase by the Prime Portfolio, the Sub-Adviser will consider, in accordance with procedures established by the Board of Directors, all circumstances deemed relevant in determining whether the Prime Portfolio should continue to hold the instrument. The guarantor of a participation interest or trust receipt will be treated as a separate issuer. For certain participation interests and trust receipts, the Prime Portfolio will have the unconditional right to demand payment, on not more than seven days' notice, for all or any part of the Prime Portfolio's interest in the security, plus accrued interest. As to these instruments, the Prime Portfolio intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. Not more than 10% of the value of the Prime Portfolio's net assets will be invested in participation interests and trust receipts that do not have this demand feature, and in other securities that are illiquid.

GUARANTEED INVESTMENT CONTRACTS--The Prime Portfolio may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Pursuant to such a contract, the Prime Portfolio would make cash contributions to a deposit fund of the insurance company's general account. The insurance company would then credit to the Prime Portfolio on a monthly basis interest which is based on an index (in most cases the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. The Portfolio will invest no more than 10% of its net assets in GICs that are illiquid and in other illiquid securities. The Prime Portfolio currently does not expect to invest more than 5% of its net assets in GICs.

MUNICIPAL OBLIGATIONS--The Prime Portfolio may make limited investments (up to 5% of its net assets) in municipal obligations when their yield on a pre-tax basis is comparable to that of taxable money market instruments. Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities. While in general, municipal obligations are tax exempt securities having relatively low yields as compared to taxable, non-municipal obligations of similar quality, certain issues of municipal obligations, both taxable and non-taxable, offer yields comparable and in some cases greater than the yields available on other permissible investments. Dividends received by shareholders of the Prime Portfolio which are attributable to interest income received by it from municipal obligations generally will be subject to Federal income tax. The Prime Portfolio currently intends to invest no more than 5% of its net assets in municipal obligations. However, this percentage may be varied from time to time without shareholder approval.

INVESTMENT PRACTICES

LENDING PORTFOLIO SECURITIES--From time to time, each Portfolio may lend securities from its investment portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Such loans may not exceed 33 1/3% of the value of the relevant Portfolio's total assets. In connection with such loans, each Portfolio will receive collateral consisting of cash or U.S. Government securities which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Each Portfolio can increase its income through the investment of such collateral. Each Portfolio continues to be entitled to payments in amounts equal to the interest and other distributions payable on the loaned security and receives interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. A Portfolio might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with such Portfolio.

REVERSE REPURCHASE AGREEMENTS--Each Portfolio may enter into reverse repurchase agreements with banks, brokers or dealers. Reverse repurchase agreements involve the transfer by the Portfolio of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. Each Portfolio retains the right to receive interest and principal payments on the security. The Portfolio will use the proceeds of reverse repurchase agreements only to make investments which generally either mature or have a demand feature to resell to the issuer at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. At an agreed upon future date, the Portfolio repurchases the security at principal plus accrued interest. In certain types of agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. As a result of these transactions, each Portfolio may be exposed to greater potential fluctuations in the value of its assets and its net asset value per share. Interest costs on the money borrowed may exceed the return received on the securities purchased. The Fund's Directors have considered the risks to each Portfolio and its shareholders which may result from the entry into reverse repurchase agreements and have determined that the entry into such agreements is consistent with each Portfolio's investment objective and management policies.

WHEN-ISSUED SECURITIES--Each Portfolio may purchase money market securities on a when-issued or forward commitment basis, which means that delivery and payment for such securities ordinarily take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on the securities are fixed when the buyer enters into the commitment. A Portfolio will commit to purchase such securities only with the intention of actually acquiring the securities, but such Portfolio may sell these securities before the settlement date if it is deemed advisable. A Portfolio will not accrue income in respect of a security purchased on a forward commitment basis prior to its stated delivery date.

ILLIQUID SECURITIES--Each Portfolio may invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, participation interests that are not subject to the demand feature described above, floating and variable rate demand obligations as to which the Portfolio cannot exercise the related demand feature described above on not more than seven days' notice and as to which there is no secondary market and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Portfolio is subject to a risk that should the Portfolio desire to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely effected.

BORROWING MONEY--As a fundamental policy, each Portfolio is permitted to borrow money in an amount up to 33 1/3% of the value of its total assets. However, each Portfolio currently intends to borrow money only (a) for temporary or emergency (not leveraging) purposes or (b) in connection with the entry into reverse repurchase agreements, in an amount up to 33 1/3% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of a Portfolio's total assets, such Portfolio will not make any investments.

No person has been authorized to
give any information or to make any                 [LOGO]
representations other than those
contained in this Prospectus and
in the Fund's official sales
literature in connection with the
offer of the Fund's shares, and, if
given or made, such other information
or representations must not relied upon
as having been authorized by the Fund.
This Prospectus does not constitute an            AMERISTAR PRIME
offer in any State in which, or to any         MONEY MARKET PORTFOLIO
person to whom, such offering may not
lawfully be made.                             AMERISTAR U.S. TREASURY
                                               MONEY MARKET PORTFOLIO



                                                     PROSPECTUS



MUTUAL FUND SHARES ARE NOT DEPOSITS OR
OBLIGATIONS OF, OR ENDORSED OR
GUARANTEED BY, ANY BANK, AND ARE NOT
FEDERALLY INSURED BY THE FEDERAL DEPOSIT
INSURANCE CORPORATION, THE FEDERAL
RESERVE BOARD OR ANY OTHER GOVERNMENTAL
AGENCY. MONEY MARKET MUTUAL FUND SHARES              TRUST SHARES
INVOLVE CERTAIN RISKS, INCLUDING THE
POSSIBLE LOSS OF PRINCIPAL.
                                                     JULY 1, 1996
                                            AS REVISED, FEBRUARY 28, 1997